                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported):   September 13, 2002


                             ASPEN TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                0-24786                  04-2739697
--------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)


                 Ten Canal Park, Cambridge, Massachusetts 02141
              ----------------------------------------------------
              (Address of principal executive office and zip code)


                                 (617) 949-1000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

On September 13, 2002, we issued a press release with respect to an article published in an internet newsletter. A copy of the press release is filed as
Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION

         Not applicable.

(c)      EXHIBITS

         Exhibit
         Number     Description
         -------    -----------
         99.1       Press release of Aspen Technology, Inc. issued September 13,
                    2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ASPEN TECHNOLOGY, INC.


Dated: September 16, 2002               By: /s/ LISA W. ZAPPALA
                                           -------------------------------------
                                           Lisa W. Zappala
                                           Senior Vice President and
                                           Chief Financial Officer


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